UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 2, 2005

                            NEWGEN TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)



           Nevada                  000-23365                   33-0840184

(State or Other Jurisdiction   (Commission File             (I.R.S. Employer
       of Incorporation)            Number)              Identification Number)

         6000 Fairview Road, 12th Floor, Charlotte, North Carolina 28210
              (Address of principal executive offices) (zip code)

                                 (704) 552-3590
              (Registrant's telephone number, including area code)

                                   Copies to:
                              Thomas A. Rose, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

                          Bongiovi Entertainment, Inc.
               39 Hansen Farm Road, North Haven, Connecticut 06473
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01. Changes in Registrant's Certifying Accountant.

      On August 2, 2005, as a result of the acquisition of Refuel America, Inc., NewGen Technologies, Inc. (formerly Bongiovi Entertainment, Inc.)(the "Company") dismissed Stark Winter Schenkein & Co., LLP as our principal independent accountant. During the two fiscal years ended December 31, 2004 and 2003, and through August 2, 2005, (i) there were no disagreements between us and Stark Winter Schenkein & Co., LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Stark Winter Schenkein & Co., LLP would have caused Stark Winter Schenkein & Co., LLP to make reference to the matter in its reports on the Company's financial statements, and (ii) Stark Winter Schenkein & Co., LLP's reports on the Company's financial statements did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles, except that such reports did contain a going concern qualification. During the two fiscal years ended December 31, 2004 and 2003 and through August 2, 2005, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      We provided Stark Winter Schenkein & Co., LLP with a copy of this Current Report on Form 8-K on August 12, 2005, prior to its filing with the SEC, and requested that they furnish us with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided by Stark Winter Schenkein & Co., LLP, dated August 15, 2005, is attached to this Form 8-K as an exhibit.

            On August 12, 2005, we re-engaged Stark Winter Schenkein & Co., LLP as our principal independent accountant. Our board of directors has approved the appointment of Stark Winter Schenkein & Co., LLP as our new principal independent accountants.

      Prior to engaging Stark Winter Schenkein & Co., LLP we did not consult with them except as noted above regarding either:

      1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to our company nor oral advice was provided that Stark Winter Schenkein & Co., LLP concluded was an important factor considered by our company in reaching a decision as to our accounting, auditing or financial reporting issue; or

      2. any matter that was either the subject of disagreement or an event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.



Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

         Not applicable.

(b) Pro forma financial information.

         Not applicable.

(c) Exhibits

Exhibit
Number                                     Description
-------               ---------------------------------------------------------
16.1                  Letter from Stark Winter Schenkein & Co., LLP, dated
                      August 12, 2005


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              BONGIOVI ENTERTAINMENT, INC.


Dated: August 15, 2005                        By:  /s/ John King
                                                  ----------------------------
                                              Name:    John King
                                              Title:   Chief Executive Officer


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